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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): September 25, 2003


              INDYMAC MBS, INC. (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 2003, providing for the issuance of the INDYMAC MBS, INC., Mortgage Pass-Through Certificates, Series 2003-L).

                               INDYMAC MBS, INC.
            (Exact name of registrant as specified in its charter)

           Delaware                     333-102888              95-4791925
           --------                     ----------              ----------
 (State or Other Jurisdiction          (Commission           (I.R.S. Employer
       of Incorporation)               File Number)        Identification No.)

     155 North Lake Avenue
     Pasadena, California                                         91101
     --------------------                                        --------
     (Address of Principal                                      (Zip Code)
      Executive Offices)

        Registrant's telephone number, including area code (800) 669-2300
                                                           ----- --------

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Item 5.        Other Events.
               ------------

      On September 26, 2003, IndyMac MBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of September 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as master servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2003-L (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
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   Not applicable.

   Not applicable.

   Exhibits:

        99.1. Pooling and Servicing Agreement, dated as of September 1, 2003, by and among the Company, IndyMac and the Trustee.


                                      2
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                                  SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               INDYMAC MBS, INC.



                                By:  /s/ Victor H. Woodworth
                                    -----------------------------
                                    Victor H. Woodworth
                                    Vice President



Dated:  October 22, 2003


                                      3
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                                 Exhibit Index
                                 -------------



Exhibit                                                                   Page
-------                                                                   ----

        99.1.  Pooling and Servicing Agreement, dated as of
               September 1, 2003, by and among, the Company,
               IndyMac and the Trustee                                       5



                                      4
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                                 EXHIBIT 99.1

                                 [see tab 4]




                                      5